Wells Fargo Bank

SECURED PROMISSORY NOTE
(Revolving Loans)

$75,000,000.00	September 27, 2012

1.          FOR VALUE RECEIVED, JAKKS Pacific, Inc., a Delaware corporation, Creative Designs International, Ltd., a Delaware corporation, Disguise, Inc., a Delaware corporation, JAKKS Sales Corporation, a Delaware corporation, Maui, Inc., an Ohio corporation, Kessler Services, Inc., a Nevada corporation, Moose Mountain Marketing, Inc., a New Jersey corporation, and Kids Only, Inc., a Massachusetts corporation (collectively, “Makers”), jointly and severally promise to pay to the order of Wells Fargo Bank, National Association (“Payee”), on or before the Revolving Loans Maturity Date, the principal sum of Seventy-Five Million Dollars ($75,000,000.00), or such lesser sum as shall equal the aggregate outstanding principal amount of the Revolving Loans made by Payee to Makers pursuant to the Agreement (as defined below).

2.          Makers promise to make principal reduction payments on the outstanding principal balance hereof in the amounts and on the dates specified in the Agreement. Makers further promise to pay interest from the date of this Secured Promissory Note (this “Note”), in like money, on the aggregate outstanding principal amount hereof at the rates and on the dates provided in the Agreement. All computations of interest shall be in accordance with the provisions of the Agreement. Notwithstanding anything to the contrary herein, under no circumstances shall the interest rate of this Note ever be more than the maximum rate permitted under Paragraph 6 below.

3.          Makers hereby authorize Payee to record in its books and records the date, Type and amount of each Loan, and of each continuation, conversion and payment of principal made by Makers, and Makers agree that all such notations shall, in the absence of manifest error, be conclusive as to the matters so noted; provided, however, any failure by Payee to make such notation with respect to any Loan or continuation, conversion, or payment thereof shall not limit or otherwise affect Makers’ obligations under the Agreement or this Note.

4.          Upon the occurrence and during the continuance of an Event of Default, in addition to and not in substitution of any of Payee’s other rights and remedies with respect to such Event of Default, at the option of Payee, the entire unpaid principal balance of the Loans shall bear interest at the otherwise applicable rate(s) plus two hundred (200) basis points, subject to Section 6 below. In addition, at Payee’s option, Expenses, Fees, and other amounts due hereunder or under the Agreement not paid when due shall bear interest at the Prime Lending Rate plus two hundred (200) basis points until such overdue payment is paid in full, subject to Section 6 below.

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5.          Makers shall make all payments hereunder in lawful money of the United States of America and in immediately available funds, not later than 12:00 p.m., Pacific time, on the day of payment, by wire transfer pursuant to the following wire transfer instructions, or such other instructions as Payee may from time to time specify by notice to Makers in accordance with the terms of the Agreement:

Bank Name: Wells Fargo Bank, N.A.
ABA Routing No.: 121000248
Account Name: Wells Fargo Global Banking
Account Number: 00152864050720
Reference Jakks Pacific, Inc.
Attn: Vessi Kapoulian

6.          Under no circumstances shall the interest rate and other charges hereunder exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such a court determines that Payee has received interest and other charges hereunder in excess of the highest rate applicable hereto, such excess shall be deemed received on account of, and shall automatically be applied to reduce, FIRST, the Obligations, other than interest and Bank Product Obligations, in the inverse order of maturity, and SECOND, the Bank Product Obligations in inverse order of maturity, and the provisions hereof shall be deemed amended to provide for the highest permissible rate. If there are no Obligations or Bank Product Obligations outstanding, Payee shall refund to Makers such excess.

7.          This Note is one of the “Revolving Notes” issued pursuant to that certain Credit Agreement, dated as of September 27, 2012 (as may be from time to time amended, supplemented, or otherwise modified or restated, the “Agreement”), by and between Makers, as Borrowers, and Payee, as Bank, and is governed by the terms thereof. Initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement. The Agreement, among other things, contains provisions for acceleration of the maturity of this Note upon the happening of certain stated events and also for prepayments on account of principal of this Note prior to the maturity hereof upon the terms and conditions specified in the Agreement. This Note and the Loans evidenced hereby may be assigned or otherwise transferred in whole or in part by Payee pursuant to the terms of the Agreement.

8.          This Note is secured by the Liens granted to Payee under the Loan Documents.

9.          Makers hereby waive presentment for payment, notice of dishonor, protest and notice of protest.

10.         (a)          THE VALIDITY OF THIS NOTE, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD FOR PRINCIPLES OF CONFLICTS OF LAWS.

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(b)          THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE CITY OF LOS ANGELES, STATE OF CALIFORNIA, PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT PAYEE’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE PAYEE ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. MAKERS AND PAYEE WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 10.

(c)          MAKERS AND PAYEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKERS AND PAYEE REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

11.         Without limiting the generality of Section 7 above, this Note is subject to Section 10.15 of the Agreement.

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IN WITNESS WHEREOF, Makers have duly executed this Note as of the date first above written.

JAKKS PACIFIC, INC.,
a Delaware corporation

By
Name:
Title:

CREATIVE DESIGNS INTERNATIONAL, LTD.,
a Delaware corporation

By
Name:
Title:

DISGUISE, INC.,
a Delaware corporation

By
Name:
Title:

JAKKS SALES CORPORATION,
a Delaware corporation

By
Name:
Title:

MAUI, INC.,
an Ohio corporation

By
Name:
Title:

Secured Promissory Note

(Revolving Loans)

KESSLER SERVICES, INC.,
a Nevada corporation

By
Name:
Title:

MOOSE MOUNTAIN MARKETING, INC.,
a New Jersey corporation

By
Name:
Title:

KIDS ONLY, INC.,
a Massachusetts corporation

By
Name:
Title:

Secured Promissory Note

(Revolving Loans)